Capital Stock	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Capital Stock
9.	Capital Stock

(a)	On June 21, 2019, the Company entered into an Agreement with Joyful, a company incorporated in Samoa whereby the latter would (a) purchase from the Company 2,000,000 shares of the Company’s Common Stock at a price of $1.25 per share for aggregate gross proceeds of $2,500,000 and (b) acquire from the Company a call option to purchase up to 690,000 shares of the Company’s Common Stock at a price per share of $1.25, which option expired unexercised on September 30, 2019. The shares were issued to Joyful on September 30, 2019, of which $400,000 had been received by the Company upon signing of the Share Purchase Agreement

(b)	On March 28, 2021, the Company issued 3,150,000 new shares of common stock, at a price of $1.25 per share, to various investors for cash in order to finance its working capital. Another 210,000 shares were issued to the placement agent as compensation in lieu of cash in accordance with the placement agreement.

(c)	On August 14, 2021, certain warrants previously issued to the investment banker and its affiliates at the uplifting of the shares in an IPO in November 2016, were exercised on a cashless basis, resulting in the issue of 3,148 new ordinary shares.

(d)	On February 11, 2022, the Company issued 16,000,000 new shares of common stock, at a price of $2.50 per share, to raise funds for the Company to enter into the bitcoin mining business as a form of diversification of operations.

(e)	On November 11, 2021, the Company issued 5,000,000 new preferred shares to Bridgeforrest (BVI) Limited, at $1.00 per share for cash. The preferred shares carried a voting right of 3 votes per share at meetings of shareholders but do not participate in the profits of the Company and are not entitled to any dividends or distributions in the event of a winding up of the Company.

MOXIAN (BVI) INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS